SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K-A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 30, 1999

                     PHOENIX INTERNATIONAL INDUSTRIES, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          FLORIDA                     000-17058                 59-2564162
----------------------------    ---------------------     ----------------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NO.)        (IRS EMPLOYER
    OF INCORPORATION)                                     IDENTIFICATION NUMBER)

                              REGISTRANT'S ADDRESS
               1750 OSCEOLA DRIVE, WEST PALM BEACH, FLORIDA 33409

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (561) 688-0440

              ITEM 4 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

            ON AUGUST 6, 1999 THE COMPANY DISCHARGED ITS INDEPENDENT ACCOUNTANT, KANE HOFFMAN & DANNER, PA , AND ENGAGED A NEW INDEPENDENT ACCOUNTANT, WISENEC, ANDRES & ASSOCIATES, PA,
      TO AUDIT THE COMPANY'S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED
 MAY 31, 1999. THE DECISION TO CHANGE ACCOUNTANTS WAS APPROVED BY THE COMPANY'S
                               BOARD OF DIRECTORS.

              THE REPORTS ON THE FINANCIAL STATEMENTS FOR THE PAST
            YEAR DO NOT CONTAIN ANY ADVERSE OPINION OR DISCLAIMERS OF
                        OPINION, NOR WERE THEY QUALIFIED
      OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE, OR ACCOUNTING PRINCIPLES.

             THIS CHANGE IN THE COMPANY'S ACCOUNTANTS WAS DUE TO THE
        COMPANY'S DESIRE TO ENGAGE AN AUDITOR WHOSE OFFICES ARE IN CLOSER
                    PROXIMITY TO ITS CORPORATE HEADQUARTERS.
           THERE WERE NO DISAGREEMENTS WITH KANE, HOFFMAN & DANNER, PA
              ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES,
         FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE.

    ITEM 7           EXHIBITS
                     EXHIBIT 1         ACCOUNTANTS LETTER
                     EXHIBIT 2         ACCOUNTANTS LETTER

                                   SIGNATURES

              PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF
             1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE
                           SIGNED ON ITS BEHALF BY THE
                      UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                     PHOENIX INTERNATIONAL INDUSTRIES, INC.

                             BY: /S/ GERARD HARYMAN

                                 GERARD HARYMAN
                                    PRESIDENT

                                 AUGUST 30, 1999

                                 EXHIBIT INDEX

EXHIBIT               DESCRIPTION
-------               -----------
   1                  Accountants Letter

   2                  Accountants Letter